Exhibit 99.1

		Legal Name:	Spectrum Brands, Inc.	ROVCAL, Inc.	ROV Holding, Inc.	Tetra Holding (US), Inc.	United Industries Corp	Aquarium Systems, Inc.	DB Online, LLC	Spectrum Neptune US Holdco Corporation	United Pet Group, Inc.	Spectrum Jungle Labs Corp	Perfecto Manufacturing	Aquaria, Inc.	Total
		Case No:	09-50456	09-50454	09-50457	09-50459	09-50461	09-50470	09-50467	09-50464	09-50466	09-50455	09-50469	09-50468

	Net sales		29,085,558	-	-	7,638,697	17,973,908	595,167	42,436	-	13,177,095	1,217,192	2,151,764	3,279,388	75,161,205
	Cost of goods sold		18,941,674	-	-	5,026,415	17,106,616	585,984	30,487	-	9,031,621	1,221,579	1,944,344	2,327,912	56,216,632
	Restructuring and related charges		1,904,706	-	-	-	829,151	-	-	-	-	-	-	-	2,733,857
	Gross profit		8,239,178	-	-	2,612,282	38,141	9,183	11,949	-	4,145,474	(4,387)	207,420	951,476	16,210,716

	Operating expenses:
	Selling		3,620,073	-	-	1,594,166	4,982,787	49,095	8,201	-	2,072,642	-	140,626	531,662	12,999,252
	General and administrative		4 ,136,662	-	(86,201)	68,666	2,083,325	24,516	2,322	-	1,255,713	-	103,505	116,406	7,704,914
	Research and development		1,010,403	-	-	167,777	98,972	-	-	-	86,145	-	-	22,315	1,385,612
	Restructuring and related charges		(62,320)	-	-	-	316,570	-	-	-	(175,000)	-	-	-	79,250
	Goodwill and intangibles impairment		-	-	-	-	-	-	-	-	-	-	-	-	-
	Total Operating expenses		8,704,818	-	(86,201)	1,830,609	7,481,654	73,611	10,523	-	3,239,500	-	244,131	670,383	22,169,028

	Operating income		(465,641)	-	86,201	781,672	(7,443,512)	(64,428)	1,427	-	905,974	(4,387)	(36,711)	281,092	(5,958,313)

	Interest expense		14,620,613	-	(978,830)	-	2,517,927	-	-	-	-	-	-	-	16,159,710
	Other income, net		(8,080,307)	-	8,419,917	(8,128)	-	(15,058)	-	-	4 ,272	-	10,638	(1,277)	330,057

	Income from continuing operations before income taxes		(7,005,947)	-	(7,354,886)	789,801	(9,961,440)	(49,370)	1,427	-	901,702	(4,387)	(47,349)	282,369	(22,448,080)

	Income tax expense		20,651,968	-	(13,423,794)	308,022	(6,879,216)	(19,748)	571	-	350,711	(1,755)	(18,940)	112,948	1,080,767

	Income from continuing operations		(27,657,914)	-	6,068,908	481,778	(3,082,224)	(29,622)	856	-	550,991	(2,632)	(28,410)	169,422	(23,528,847)

	Loss from discontinued operations, net of tax		1,189,823	-	-	-	-	-	-	-	-	-	-	-	1,189,823

<A>	Reorganization items		7 ,591,121	-	-	-	-	-	-	-	-	-	-	-	7,591,121

	Net (Loss) / Income		(36,438,858)	-	6,068,908	481,778	(3,082,224)	(29,622)	856	-	550,991	(2,632)	(28,410)	169,422	(32,309,791)

	Depreciation		(1,038,339)	-	-	(94,328)	(320,596)	(4,658)	(630)	-	(135,019)	(28,056)	(56,723)	(38,812)	(1,717,161)

	Income before interest, depr/tax (MOR-1)		(5,967,608)	-	(7,354,886)	884,129	(9,640,844)	(44,712)	2,057	-	1,036,721	23,669	9,374	321,181	(20,730,919)

	Note: Southern California Foam, Inc. - Case No: 09-50471 & Schultz Company - Case No: 09-50463 are non-active.

<A>	See Exhibit A.1 for further support

	Intercompany Net Sales and Expenses to other subsidaries have been eliminated in the above financial results.

			Legal Name:	Spectrum Brands, Inc.	RovCal Inc.	ROV Holding, Inc.	Tetra Holding (US), Inc.	United Industries Corp	Spectrum Neptune US Holdco Corporation	Aquarium Systems, Inc.	DB Online, LLC	United Pet Group, Inc.	Spectrum Jungle Labs Corp	Perfecto Manufacturing	Aquaria, Inc.	Deferred Tax Reclass	Total Domestic
			Case No:	09-50456	09-50454	09-50457	09-50459	09-50461	09-50464	09-50470	09-50467	09-50466	09-50455	09-50469	09-50468
		Current Assets
AC=CA00100		Cash & Cash Equivalents		4,930,464	1,000	3,292	360,221	336,029	-	18,412	14,973	1,797,111	2,000	58,078	284,708			7,806,288
AC=CA00500		Net Trade Receivables		55,896,717	-	-	14,546,915	39,004,208	-	(5,132)	(480)	16,717,270	-	4,099,571	5,088,831			135,347,898
AC=CA00700		Intercompany Receivables		(1)	-	(0)	0	-	0	0	-	0	0	(0)	(0)			(1)
AC=CA01000		Other Trade Receivebles - calc		19,093,920	-	0	215,929	3,484,464	(0)	5,600	-	716,761	600	-	28,606			23,545,880
AC=CA01600	<A>	Net Inventories		418,515,181	142,427,567	263,396,858	44,176,167	(640,249,524)	58,495,744	8,689,738	78,637	97,477,507	1,832,953	(2,916,208)	(3,919,664)			388,004,957
AC=CA01740		Assets Held For Sale		-	-	-	-	316,225	-	-	-	-	-	-	-			316,225
AC=CA01700		Prepaid Expense & Other		13,162,051	-	-	810,917	6,166,193	-	6,707	13,500	1,637,450	75,028	46,482	133,131			22,051,459
AC=CA01800		Total Deferred Tax Assets - Current		(14,440,621)	-	-	979,838	19,854,083	-	-	-	3,604,220	-	-	-	(436,272)		9,561,249
AC=CA01900		Total Current Assets		497,157,710	142,428,567	263,400,150	61,089,987	(571,088,322)	58,495,744	8,715,324	106,630	121,950,319	1,910,581	1,287,923	1,615,612	(436,272)		586,633,955

AC=CA03200		Net Property, Plant & Equip		42,970,975	31,829	-	10,169,958	21,315,858	-	228,761	5,038	10,103,988	1,704,096	6,681,070	1,907,620			95,119,193
AC=CA03400		Long-Term Receivable		-	-	-	-	-	-	-	-	147,500	-	-	-			147,500
AC=CA03500		Long Term Receivables-Intercompany		(0)	-	(0)	-	-	-	-	-	-	-	-	-			(0)
AC=CA03600		Total Deferred Tax Assets - L/T		(120,769,140)	(6,383,104)	(11,269,729)	(5,151,553)	216,285,258	(11,851)	-	-	36,589	-	-	-	(72,736,470)		-
AC=CA03800		Deferred Charges-Other		6,889,524	-	-	-	49,580	-	-	-	-	-	-	-			6,939,104
AC=CA03900		Debt Issuance Costs		37,431,399	-	-	-	-	-	-	-	-	-	-	-			37,431,399
AC=CA03320		Investments-Partially Owned Co.		-	-	-	-	-	-	778,110	-	-	-	-	-			778,110
AC=CA04110		Miscellaneous-Other Assets		6,460,312	-	-	-	1,363,283	-	-	-	149,373	-	-	38,035			8,011,003
		Deferred chrages and other, net		(69,987,905)	(6,383,104)	(11,269,729)	(5,151,553)	217,698,121	(11,851)	778,110	-	333,462	-	-	38,035	(72,736,470)		53,307,117
AC=CA04010		Goodwill		(0)	-	-	2,324,000	-	-	-	-	58,652,962	-	-	-			60,976,962
AC=CA04020		Intangible Assets - Other		213,769,649	-	-	-	100,944,187	-	-	-	184,762,941	-	-	2,246,975			501,723,753
AC=CA03310		Investments-Consolidated Co.		(0)	-	-	-	(0)	(0)	-	-	-	-	-	-			(0)
		Investments in Subidiaries		(0)	-	-	-	(0)	(0)	-	-	-	-	-	-			(0)
		Total Assets		683,910,430	136,077,292	252,130,421	68,432,393	(231,130,156)	58,483,893	9,722,196	111,667	375,803,672	3,614,677	7,968,994	5,808,243	(73,172,742)		1,297,760,980
AC=CA06600		Total Assets		683,910,430	136,077,292	252,130,421	68,432,393	(231,130,156)	58,483,893	9,722,196	111,667	375,803,672	3,614,677	7,968,994	5,808,243	(73,172,742)		1,297,760,980
		Proof		-	-	-	-	(0)	-	-	-	-	-	-	0			(0)

		Current Liabilities
AC=CL00500		Total Current Debt		27,653,870	-	-	-	12,673	-	-	-	-	-	-	-			27,666,544
AC=CL00800		Accounts Payable-Intercompany		(0)	-	-	(0)	(0)	-	0	-	0	-	(0)	0			(0)
AC=CL00900		Total Accounts Payable		80,974,253	-	-	5,363,041	40,319,330	-	470,429	-	14,111,061	1,207,681	3,284,292	1,544,641			147,274,728
AC=CL01000		Accrued Wages & Benefits		18,130,514	-	-	622,049	4,853,382	-	59,046	-	1,498,206	125,716	473,547	147,600			25,910,059
AC=CL01300		Accrued Taxes O/T Inc/Payroll		1,118,569	-	-	(9,543)	730,867	-	-	238	49,571	16,563	122,788	194,739			2,223,793
AC=CL01400		Accrued Interest Payable		65,234,074	-	-	-	-	-	-	-	-	-	-	-			65,234,074
AC=CL01550		Current Deferred Tax Liabilities		348,687	-	-	87,585	-	-	-	-	-	-	-	-	(436,272)		-
AC=CL01500		Income Taxes Payable		654,397	-	-	1,010,333	5,981	-	154,787	6,536	(229,985)	(325,259)	165,928	529,255			1,971,973
AC=CL01600		Other Accrued Expenses		8,289,311	-	-	161,749	7,666,474	-	71,941	12,928	4,816,242	36,199	928,323	749,746			22,732,912
AC=CL01100		Accrued Special Charges		13,626,339	-	-	-	15,093,458	-	-	-	1,990,554	-	-	-			30,710,351
AC=CL01800		Total Current Liabilities		216,030,013	-	-	7,235,214	68,682,165	-	756,202	19,703	22,235,649	1,060,901	4,974,877	3,165,981	(436,272)		323,724,433

AC=CL02000		Long Term Debt Intercompany		-	-	-	0	0	-	0	(0)	(0)	(0)	(0)	0			(0)
AC=CL02100		Total Long Term Debt		2,502,308,106	-	-	0	12,342	-	-	0	0	0	0	0			2,502,320,448
AC=CL02300		Total Employee Benefit Obligations		7,294,736	-	-	(1,364,572)	-	-	-	-	-	-	-	-			5,930,164
AC=CL02400		Total Deferred Tax Liabilities - L/T		82,682,981	-	239,559	4,277,097	37,317,803	-	-	-	80,987,904	-	-	-	(72,736,470)		132,768,873
AC=CL02200		Other Long-Term Liabilities		11,719,788	-	-	-	-	-	-	-	-	-	-	-			11,719,788
AC=CL02500		Minority Interest		-	-	-	-	-	-	-	-	-	-	-	-			-
AC=CL02600		Corporate Control		-	-	-	-	-	-	-	-	-	-	-	-			-
AC=CL02700		Total Liabilities		2,820,035,623	-	239,559	10,147,739	106,012,310	-	756,202	19,703	103,223,552	1,060,901	4,974,877	3,165,981	(73,172,742)		2,976,463,705

AC=CE01400		Total Equity		(2,136,125,193)	136,077,292	251,890,862	58,284,653	(337,142,466)	58,483,893	8,965,993	91,965	272,580,120	2,553,777	2,994,116	2,642,262			(1,678,702,725)
		Total Liabilities & Equity		683,910,430	136,077,292	252,130,421	68,432,393	(231,130,156)	58,483,893	9,722,196	111,667	375,803,672	3,614,677	7,968,994	5,808,243	(73,172,742)		1,297,760,980
AC=CE01500		Total Liabilities & Equity		683,910,430	136,077,292	252,130,421	68,432,393	(231,130,156)	58,483,893	9,722,196	111,667	375,803,672	3,614,677	7,968,994	5,808,243	(73,172,742)		1,297,760,980

				-	-	-	-	-	-	-	-	-	0	-	0	-	#	-
		Note: Southern California Foam, Inc. - Case No: 09-50471 & Schultz Company - Case No: 09-50463 are non-active.

	<A>
Amount includes the impact of eliminating Intercompany Accounts Recievable and Accounts Payable as the Debtors' financial sytem is configured to process such eliminations through the Inventory account. Below is a reconciliation of Net Inventory:

AC=CA01600		Elimination of AR/AP		330,799,617	142,427,567	263,396,858	23,189,773	(717,004,933)	58,495,744	8,293,388	78,637	56,662,795	(1,426,222)	(12,048,935)	(12,886,746)			139,977,544
AC=CA01600		Net Inventories		87,715,563	-	-	20,986,394	76,755,410	-	396,350	-	40,814,712	3,259,175	9,132,727	8,967,082			248,027,413
AC=CA01600		Net Inventories incl AR/AP elim		418,515,181	142,427,567	263,396,858	44,176,167	(640,249,524)	58,495,744	8,689,738	78,637	97,477,507	1,832,953	(2,916,208)	(3,919,664)			388,004,957

		February 2009
Net Disbursement Schedule		Total Disbursements	Less Intercompany Disburse- ment <A>	Less Loan Payments	Net Disbursements

Legal Entity Description	Case Number
Spectrum Jungle Labs Corporation	09-50455	$769,021.65	$-	$-	$769,021.65
Spectrum Brands, Inc.	09-50456	173,735,602.50	36,778,870.51	95,042,942.00	41,913,789.99
ROVCAL, Inc.	09-50454	-	-	-	-
ROV Holding, Inc.	09-50457	2,493.64	-	-	2,493.64
Tetra Holding (US), Inc.	09-50459	13,141,326.96	7,713,568.03	-	5,427,758.93
United Industries Corporation	09-50461	20,717,093.02	5,575,751.37	-	15,141,341.65
Schultz Company	09-50463	-	-	-	-
Spectrum Neptune US Holdco Corporation	09-50464	-	-	-	-
United Pet Group, Inc.	09-50466	29,760,152.98	18,927,156.96	-	10,832,996.02
DB Online, LLC	09-50467	34,789.53	34,789.53	-	-
Aquaria, Inc.	09-50468	2,764,976.88	2,137,706.88	-	627,270.00
Perfecto Manufacturing, Inc.	09-50469	4,348,189.44	2,440,273.96	-	1,907,915.48
Aquarium Systems, Inc.	09-50470	704,785.18	123,000.00	-	581,785.18
Southern California Foam, Inc.	09-50471	-	-	-	-

Total		$245,978,431.78	$73,731,117.24	$95,042,942.00	$77,204,372.54

Included in the total Disbursements of $245,978,431.78 are $95, 042,942 to reduce balances on ABL & DIP Revolving Loans (See MOR7 for Spectrum Brands, Inc. for additional detail) and Intercompany Disbursements of $73,731,117.24.